Exhibit 10(k)
Date: March 20, 2003	Contract No.: 109016

NNS SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

  AUTHORITY FOR TRANSPORTATION SERVICE:
  (284B = Section 311; 284G = Blanket)

  Not Applicable.

  RATE SCHEDULE: No Notice Service (NNS)

  CONTRACT QUANTITIES:

Contract Quantity - see Exhibit attached hereto.

  TERM OF AGREEMENT:

April 01,2004 to

March 31, 2006

  RATES:

Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise.

Date: March 20, 2003	Contract No.: 109016

It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

  INCORPORATION BY REFERENCE:

  The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

  NOTICES:

All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

TRANSPORTER:

ANR PIPELINE COMPANY
9 GREENWAY PLAZA
HOUSTON, TX 77046-0995
Attention:	TRANSPORTATION SERVICES

Date: March 20, 2003	Contract No.: 109016

SHIPPER:

THE PEOPLES GAS LIGHT & COKE COMPANY
150 N. MICHIGAN AVE
SUITE 3900
CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

INVOICES AND STATEMENTS:

THE PEOPLES GAS LIGHT & COKE COMPANY
130 E RANDOLPH DR 23RD FLR
CHICAGO, IL 60601-6207
Attention:	TOM SMITH

Telephone:	312-240-7692
Fax:	312-240-3865

NOMINATIONS:

THE PEOPLES GAS LIGHT & COKE COMPANY
150 N. MICHIGAN AVE
SUITE 3900
CHICAGO, IL 60601
Attention:	BOB HAYES

Telephone:	312-762-1652
Fax:	312-762-1671

Date: March 20, 2003	Contract No.: 109016

ALL OTHER MATTERS:

THE PEOPLES GAS LIGHT & COKE COMPANY
150 N. MICHIGAN AVE
SUITE 3900
CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

  FURTHER AGREEMENT
  The rate for the Primary Route No Notice Entitlement as listed in the attached Primary Route Exhibit shall be a Monthly Reservation Rate of $3.4000 per dth and the applicable Commodity Rate of $0.0150 not to exceed Transporter's Maximum Tariff Reservation and Commodity Rate.

  In addition, if one rate component which was at or below the applicable Maximum Rate at the time this discount agreement was executed subsequently exceeds the applicable Maximum Rate due to a change in Transporter's Maximum Rates so that such rate component must be adjusted downward to equal the new applicable Maximum Rate, then other rate components may be adjusted upward to achieve the agreed overall rate, as long as none of the resulting rate components exceeds the Maximum Rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission Order accepts revised tariff sheet rates. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates, which ultimately are found to be just and reasonable.

  Shipper shall be entitled to the Right of First Refusal provided for in Section 22 of the General Terms and Conditions of Transporter's FERC Gas Tariff, notwithstanding the fact that Shipper would otherwise be ineligible for this right under-Section 22.2.

Date: March 20, 2003	Contract No.: 109016

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: THE PEOPLES GAS LIGHT & COKE COMPANY

By:	/s/ William E. Morrow
Title:	Executive Vice President
Date:	March 27, 2003

TRANSPORTER: ANR PIPELINE COMPANY

By:	/s/ Joseph E. Pollard
Title:	Agent and Attorney-in-Fact
Date:	4/8/03

PRIMARY DELIVERY EXHIBIT	Contract No:	109016
To Agreement Between	Rate Schedule:	NNS
ANR PIPELINE COMPANY (Transporter)	Contract Date:	March 20, 2003
AND THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper)	Amendment Date:

Primary	Primary	MDQ
Delivery	Delivery	(DTH)
Location No.	Location Name

295958	PGL&C-Group 1
FROM: April 01, 2004	TO: March 31, 2006	72000

	GROUP TOTAL	72000

	Contract No:	109016
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	NNS
To Agreement Between	Contract Date:	March 20, 2003
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper)

Agreement	Priority
Number	Number

** Designated FSS Storage Account Agreement(s): **

109015	01
FROM: April 01, 2004	TO: March 31, 2006

	Contract No:	109016
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	NNS
To Agreement Between	Contract Date:	March 20, 2003
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper)

Agreement	Priority
Number	Number

** NNS Storage Transportation Agreement(s): **

109014	01
FROM: April 01, 2004	TO: March 31, 2006